UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2022

VYNE Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

520 U.S. Highway 22, Suite 204

Bridgewater, New Jersey 08807

(Address of principal executive offices, including Zip Code)

(800) 775-7936

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 6, 2022, the audit committee (the “Audit Committee”) of VYNE Therapeutics Inc. (the “Company”) approved the appointment of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022, effective immediately, and dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee determined that this change is appropriate following the Company’s transition from a commercial entity to an organization focused on research and development.

PwC’s report on the Company’s financial statements as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for the explanatory paragraph included in PwC’s report on the Company’s financial statements as of and for the year ended December 31, 2021 which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company’s incurred losses and experienced negative operating cash flows.

During the years ended December 31, 2020 and December 31, 2021, and the subsequent interim period ended April 6, 2022, there were no: (i) disagreements as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports; or (ii) reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the foregoing disclosures and requested that PwC provide a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with such disclosures in accordance with Item 304(a)(3) of Regulation S-K. A copy of PwC’s letter, dated April 6, 2022, is filed herein as Exhibit 16.1.

During the years ended December 31, 2020 and December 31, 2021, and the subsequent interim period ended April 6, 2022, neither the Company nor anyone acting on its behalf consulted with Baker Tilly regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 8.01 Other Events.

On April 7, 2022, the Company issued a press release entitled “VYNE Therapeutics Announces Positive Phase 1b Efficacy Data for FMX114 from Phase 1b/2a Trial for the Treatment of Mild-to-Moderate Atopic Dermatitis.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The investor presentation on the Company’s website has been updated to include the Phase 1b data.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith.

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP, dated April 6, 2022.

99.1	Press Release, dated April 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: April 7, 2022	By:	/s/ Mutya Harsch
Mutya Harsch Chief Legal Officer and General Counsel